                         REGISTRATION RIGHTS AGREEMENT

         This is a REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of November 6, 1997 among PANAX PHARMACEUTICAL COMPANY LTD., a New York corporation (the "Company"), and the other persons named on the signature page hereof (the "Former CorBec Stockholders").

                                  BACKGROUND

         A. The Former CorBec Stockholders hold an aggregate of 100% of the outstanding capital stock, on a fully diluted basis, of CorBec
Pharmaceuticals, Inc., a Delaware corporation ("CorBec").

         B. The Company, CorBec and certain of the Former CorBec Stockholders are parties to an Agreement and Plan of Reorganization dated as of October 31, 1997 (the "Reorganization Agreement"). All Capitalized terms not defined herein shall have the meanings ascribed to them in the Reorganization Agreement.

         C. Under the Reorganization Agreement, the Company will acquire CorBec pursuant to a merger in which a newly formed subsidiary of the Company will be merged into CorBec. In this Merger, the holders of all of CorBec's common stock outstanding immediately prior to the Effective Time will receive shares of common stock of the Company. A portion of these Acquiror Shares will be delivered to the Former CorBec Stockholders pursuant to Section 1.4 of the Reorganization Agreement upon surrender of their certificates evidencing shares of Old Company Common Stock (the "Upfront Shares"). Additional Acquiror Shares may be delivered to the Former CorBec Stockholders pursuant to Section
1.6 of the Reorganization Agreement in the future pursuant to milestone payments (the "Milestone Shares").

         D. This Agreement applies to all the shares of Acquiror Stock that may be delivered to the Former CorBec Stockholders pursuant to Section 1 of the Reorganization Agreement (i.e., both the Upfront Shares and the Milestone Shares). This Agreement is being entered into in satisfaction of conditions precedent to the consummation of the Reorganization Agreement, as set forth in Sections 7.3, 8.14 and 9.9 of the Reorganization Agreement.

                                     TERMS

         In consideration of the foregoing premises and the mutual agreements set forth herein and in the Reorganization Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Definitions. In addition to the terms defined above, as used herein, unless the context otherwise requires, the following terms have the following respective meanings:

                  Applicable Period: The seven-year period commencing upon the earlier to occur of (i) the expiration or withdrawal of the Shelf Registration Statement or (ii) June 30, 1999.

                  Common Stock:  The Company's Common Stock, $.0001 par value.

                  Commission: The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

                  Exchange Act: The Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a reference to the comparable section, if any, of any such similar federal statute.

                  Pending Private Placement: The pending private offering by the Company of up to 17 million shares of Common Stock pursuant to the Company's Amended and Restated Confidential Private Placement Memorandum dated October 27, 1997, as supplemented on November 5, 1997.

                  Private Placement Purchasers: The purchasers of shares in the Pending Private Placement.

                  Registrable Securities: The shares of Common Stock issued or issuable to the Former CorBec Stockholders pursuant to
                  Section 1 of the Reorganization Agreement (even though the Milestone Shares have not yet been issued), and any shares of voting common stock issued or issuable with respect to any such Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have become eligible to be distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act and not subject to any volume limits under such Rule, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be outstanding.


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                  Registration Expenses: All expenses incident to the
                  Company's performance of or compliance with Section 2, including, without limitation, all registration, filing and National Association of Securities Dealers fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any "cold comfort" letters required by or incident to such performance and compliance, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions, brokers fees and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

                  Requisite Holders: Any holder or holders of at least 50.1% (by number of shares) of the Registrable Securities.

                  Securities Act: The Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar federal Statute.

                  Shelf Registration Statement: The registration statement, which, under the subscription agreement in the Pending Private Placement, the Company is obligated to use its best efforts to (i) file with the SEC within 30 days after the final closing date of the Pending Private Placement, (ii) have declared effective by the SEC and (iii) cause to remain effective for 18 months thereafter.

                  Subscription Agreement. The subscription agreement, as executed by each of the Private Placement Purchasers in connection with their purchases of shares in the Pending Private Placement, substantially in the form of Exhibit B to the Company's Amended and Restated Private Placement Memorandum dated October 27, 1997, as supplemented on November 5, 1997.

2.        Registration under Securities Act.

         2.1.      Registration of Upfront Shares.

                  (a) Shelf. The Company will include the Upfront Shares in the Shelf Registration Statement to allow for the unrestricted public offer and sale of the Upfront Shares by the Former CorBec Stockholders. The Company will use its best efforts to (i) prepare and file the Shelf Registration Statement with the SEC within 30 days after the final closing of the Pending Private Placement, (ii) cause the Shelf Registration Statement to be declared effective under the Securities Act and (iii) cause it to remain effective for a period of 18 months. The Company will pay all Registration Expenses in connection with the Shelf Registration Statement. The Company will notify the Former CorBec Stockholders that the Shelf Registration Statement has become effective promptly after it has been declared so by the SEC.

                  (b) Lock-Up. In order to facilitate completion of the Pending Private Placement, and notwithstanding the filing of the Shelf Registration Statement, the Former CorBec Stockholders may not transfer and sell any Upfront Shares until the 61st day following the date the Shelf Registration Statement is declared effective by the SEC.

         2.2.      Demand Registration.

                  (a) General. If at any time after the earlier to occur of
(i) the termination of effectiveness of the Shelf Registration Statement or
(ii) the issuance of Milestone Shares upon the realization of the first milestone triggering the issuance of shares to occur under Section 1.6 of the Reorganization Agreement, the Company shall receive a written request for the registration of Registrable Securities (the "Demand Notice") from the Requisite Holders, the Company shall prepare and file with the SEC a Registration Statement covering the Registrable Securities which are the subject of such request and shall use its best efforts to cause such Registration Statement to become effective under the Act. In addition, upon the receipt of such request, the Company shall promptly give written notice to all other record holders of Registrable Securities that such registration is to be effected. The Company shall include in such Registration Statement such Registrable Securities for which it has received written requests to register by such other record holders within 30 days after the delivery of the Company's written notice to such other record holders.

                  (b) Conversion to Piggy-Back Registration. In the event that at the time of the Demand Notice the Company is in the process of preparing a Registration Statement relating to an underwritten public offering, then the Company will notify the sender(s) of the Demand Notice of the same, which notice will be deemed to be the notice referred to in the first sentence of
Section 2.3(a). The Demand Notice shall then be deemed rescinded and the parties will proceed under Section 2.3. This process will not constitute a demand registration for purposes of Section 2.2(c) or for any other purpose.

                  (c) Occurrences. The obligations of the Company under this
Section 2.2 shall be limited to one registration statement prior to the issuance of Milestone Shares upon the realization of the first milestone triggering the issuance of shares to occur under Section 1.6 of the Reorganization Agreement. Thereafter, when any tranche of Milestone Shares becomes issuable, the Company will be obligated under this Section 2.2 to file one registration statement. These "per tranche" obligations shall not be cumulative, however, and any outstanding obligation of the Company to file a registration statement under this Section 2.2. shall expire upon the incurrence of the obligation to file an additional registration statement in connection with the issuance of a new tranche of Milestone Shares.

         2.3.      Piggyback Registrations.

                  (a) General. Subject to the limitations set forth in this Agreement, at any time during the Applicable Period if the Company proposes to register any of its securities under the Securities Act (other than for purposes of a "rights" offering or pursuant to a registration on Form S-4 or Form S-8 or any successor or similar form), for sale for its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of the intended method of disposition thereof and of such holders' rights under this Section 2.3. Upon the written request of any such holder made within 10 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2.3.

                  (b) Underwritten Offerings. If the securities covered by a registration statement filed by the Company pursuant to this Section 2.3 (other than those securities held by the holders of Registrable Securities) are to be sold by underwriters in an underwritten public offering, the Company shall use its reasonable best efforts to cause the managing underwriter of the proposed offering to permit the securities owned by the holders of Registrable Securities to be included in the proposed offering on the same terms; provided, however, that the Registrable Securities included in such registration shall be sold or distributed in a manner identical to the manner in which the other securities that are the subject of such registration are sold or distributed. Notwithstanding the foregoing, if the Registrable Securities requested for inclusion pursuant to this Section 2.3 together with any other shares that have similar piggyback registration rights and any other shares proposed to be offered by persons other than the Company (such other shares and the Registrable Securities being collectively referred to as the "Requested Stock") would, in the good faith judgment of the managing underwriter of such public offering, reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by the number of shares) among the holders thereof requesting such registration or excluded in their entirety if so required by the managing underwriter.

                  To the extent only a portion of the Requested Stock is included in the underwritten public offering, those shares of Requested Stock that are thus excluded from the underwritten public offering shall not be disposed of by the holders thereof for a period, not to exceed 180 days after consummation of the underwritten public offering, that the managing underwriter reasonably determines is necessary in order to effect such offering; provided, however, that (except as to holders who are affiliates of the Company) such date shall not be later than the earliest date at which similar restrictions on sales of securities of the Company by any non-affiliate of the Company are terminated, released or waived. For purposes of the foregoing sentence, the term "dispose of" means to sell, offer, contract to sell, pledge, grant any option to purchase or otherwise dispose of Registrable Securities or any securities convertible into or exchangeable or exerciseable for, or any rights to purchase or acquire, Registrable Securities. Such term contemplates, among other things, any hedging or other type of transaction that is designed or reasonably expected to lead to or result in a disposition of Registrable Securities during the "Black-out Period," including, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to Registrable Securities or with respect to any security that includes, relates to or derives any significant part of its value from Registrable Securities.

         2.4.      Registration Procedures.

                  (a) General. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 2.1, 2.2 or 2.3, the Company will as expeditiously as possible:

                           (i)      prepare and, as soon thereafter as
                                    possible, file with the Commission the
                                    requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective (provided that the Company may discontinue any registration of its securities that are not Registrable Securities (and, under the circumstances specified in Section 2.3(a), its securities that are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

                            (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for a period of 135 days or, if earlier in any case, until such time as all of such securities have been disposed of by the seller or sellers thereof set forth in such registration statement;

                            (iii) furnish to each seller of Registrable Securities covered by such registration statement such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

                            (iv) use its diligent efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this Section 2.4(a)(iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                            (v) use its diligent efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                            (vi) in the case of any registration pursuant hereto for sale in any underwritten offering, furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller (and underwriters, if any) of (A) an opinion of counsel for the Company, dated the effective date of such registration statement (and the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and (B) a "comfort" letter, dated the effective date of such registration statement (and dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities;

                            (vii)   notify each seller of Registrable
                                    Securities covered by such registration
                                    statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the time period mentioned in Section 2.4(a)(ii), upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and provide to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                            (viii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and attempt in good faith to furnish to each such seller a reasonable period prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any amendment or supplement to which any such seller shall have reasonably objected on the grounds that the disclosures contained in such amendment or supplement relating to such seller do not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                            (ix)    provide and cause to be maintained a
                                    transfer agent for all Registrable
                                    Securities covered by such registration
                                    statement from and after a date not later than the effective date of such registration statement; and

                            (x)     use its best efforts to list all
                                    Registrable Securities covered by such
                                    registration statement on any securities exchange on which any of the Registrable Securities are then listed.

                  (b) Holders' Information and Agreements. The Company may require each holder of Registrable Securities as to which any registration is being effected (A) to furnish the Company such information regarding such holder and the distribution of such securities as the Company may from time to time reasonably request in writing, and (B) in the case of an underwritten offering, to execute all agreements, indemnities and other documents reasonably required under the terms of the underwriting arrangements.

                  (c) Abeyance. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 2.4(a)(vii), such holder will immediately discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.4(a)(vii) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the 135-day period referred to in Section 2.4(a)(ii) shall be extended by the length of the period from and including the date when each holder of Registrable Securities covered by such registration statement has received such notice to the date on which each such holder shall have received the copies of the supplemented or amended prospectus contemplated by Section 2.4(a)(vii).

         2.5.      Preparation: Reasonable Investigation.

                  In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement and their counsel, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and, subject to the execution of confidentiality agreements, will give each of the holders such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

         2.6.      Indemnification.

                  (a) Indemnification by the Company. In the event of any registration of any Registrable Securities under the Securities Act pursuant hereto, the Company will, and hereby does, indemnify and hold harmless each holder of any Registrable Securities covered by any registration statement filed pursuant hereto, its partners, directors and officers, and each other Person, if any, who controls such holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or any such partner, director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof), arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of any prospectus in light of the circumstances under which they were made, not misleading, and the Company will reimburse such holder and each such partner, director, officer, and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any such director, officer or controlling person and shall survive the transfer of such securities by such holder.

                  (b) Indemnification by the Sellers. In the event of any registration of any Registrable Securities under the Securities Act pursuant hereto, each holder of Registrable Securities covered by any registration statement filed pursuant hereto will, and hereby does, indemnify and hold harmless the Company, each director of the Company, each officer of the Company and each other Person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, or any director, officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof), arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the case of any prospectus in light of the circumstances under which they were made, not misleading, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder and each such holder of Registrable Securities will reimburse the Company and each director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such holder.

                  (c) Notices of Claims. etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in this Section 2.6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under this
Section 2.6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate therein and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release from all liability in respect to such claim or litigation.

                  (d) Other Indemnification. Indemnification similar to that specified in this Section 2.6 (with appropriate modifications) shall be given by the Company and each holder of Registrable Securities with respect to any required registration or other qualification with respect to such holder's Registrable Securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

                  (e) Indemnification Payments. The indemnification required by this Section 2.6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

3.        Rule 144.

         The Company will use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information) to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

4.        Amendments and Waivers.

         This Agreement may be amended and the Company may take any action prohibited by this Agreement or omit to perform any act required by this Agreement to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Requisite Holders. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized pursuant to this Section 4, whether or not such Registrable Securities shall have been marked to indicate such consent.

5.        Nominees for Beneficial Owners.

         In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the beneficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

6.        Notices.

         All communications provided for hereunder shall be sent by first-class mail and (a) if to a party other than the Company, to the registered address of such party on record with the Company's transfer agent, or at such other address (or if to a non-registered beneficial owner of Registrable Securities, to such address) as such party shall have furnished to the Company in writing, or (b) if addressed to the Company, at 425 Park Avenue, 27th Floor, New York, NY 10022, Attention: President or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.

7.        Assignment.

         This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. Notwithstanding any other provision contained herein, the rights of holders of Registrable Securities to have the Company register Registrable Securities pursuant to this Agreement may only be assigned: (a) to a holder of Registrable Securities who acquired such Registrable Securities pursuant to Section 1 of the Reorganization Agreement (or any officer, director, partner, limited partner or stockholder thereof); (b) if the transferor or assignor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable period of time after such assignment; (c) if the Company is, within a reasonable period of time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned; (d) if immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws and (e) if at or before the time the Company received the written notice contemplated by clause (c) of this sentence the transferee agrees to be bound by all of the provisions contained herein and by restrictions on transfer similar to those set forth in Section 7.1(d) of the Reorganization Agreement.

8.        Descriptive Headings.

         The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

9.        Governing Law.

         This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware, without regard to conflicts of laws principles.

10.       Counterparts.

         This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument. If the Company and the Stockholders (as defined in the Reorganization Agreement) execute counterparts hereof, then this Agreement will be effective and enforceable against each party that executes a counterpart even if fewer than all the Former CorBec Stockholders execute counterparts.













             [THE REMAINDER OF THIS PAGE LEFT BLANK INTENTIONALLY]

                  IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have duly executed this Agreement as of the date first above written.

                                                     PANAX PHARMACEUTICAL COMPANY LTD.


                                                     By: /s/ Taffy J. Williams
                                                        ------------------------------------------
                                                              Taffy J. Williams, Ph.D., President

PLEXUS VENTURES, INC.                                HILLMAN MEDICAL VENTURES 1993, L.P.

                                                     By:      Hillman/Dover Limited Partnership,
                                                              As General Partner
By: /s/  John F. Chappell
   ----------------------------------
         John F. Chappell, President                 By:      Wilmington Securities, Inc.,
                                                              As General Partner

TRUSTEES OF THE UNIVERSITY                           By: /s/  Darlene Clarke
OF PENNSYLVANIA                                         -----------------------------------------
                                                              Darlene Clarke, Vice President

                                                     HILLMAN MEDICAL VENTURES 1995, L.P.
By: /s/ Scott C. Lederman
   ----------------------------------
         Name:   Scott C. Lederman                   By:      Hillman/Dover Limited Partnership,
         Title:  Treasurer                                     As General Partner

/s/ Alan Schreiber                                   By:      Wilmington Securities, Inc.,
----------------------------------                             As General Partner
Alan Schreiber, M.D.


                                                     By: /s/  Darlene Clarke
                                                        ------------------------------------------
/s/  Jong-Gu Park                                        Darlene Clarke, Vice President
-------------------------------------
Jong-Gu Park, Ph.D.                                  HILLMAN MEDICAL VENTURES 1996, L.P.

/s/ Mark Roffman                                    By:      Hillman/Dover Limited Partnership,
-------------------------------------                         As General Partner
Mark Roffman, Ph.D.
                                                    By:      Wilmington Securities, Inc.,
                                                              As General Partner
ESTATE OF JAMES H. BOYLE
                                                     By: /s/  Darlene Clarke
                                                        ------------------------------------------
/s/ Ann L. Boyle                                         Darlene Clarke, Vice President
--------------------------------
Name:  Mrs. James H. Boyle
Title: